SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 13: SUBSEQUENT EVENTS

On October 10, 2013, options were exercised for 42,250 shares.

On November 22, 2013, 1.3 million shares common stock was issued for consulting services.

On November 25, 2013, the final 50,000 common shares of the Private Placement were sold to a director.

On December 23, 2013, we sold an aggregate of 10,835,002 units to 15 accredited investors (who are also part of the Selling Stockholders) for gross proceeds of $3,250,500 in a separate private placement (the “Second Private Placement”).  The units in the Second Private Placement consisted of 10,835,002 shares of our common stock and warrants to purchase an additional 10,835,002  shares of our common stock, which warrants include warrants to purchase 866,804 shares of our common stock issued to the placement agent in connection with their services.  The warrants in the Second Private Placement are for a term of five years and have an exercise price of $0.40 per share.

NOTE 13: SUBSEQUENT EVENTS

On February 6, 2013 the Secured Promissory Note to CMGO Investors LLC described in Note 8 was repaid in full. Cash payments were made totaling $200,000 for principal and total interest in the amounts of $183,661 and $16,339, respectively. The remaining $241,339 of principal was repaid with the issuance of 1,998,402 shares of the Company’s common stock.

On March 19, 2013, the Company’s board of directors approved the issuance of warrants to James Crawford, Nathaniel Bradley and Sean Bradley to purchase up to 464,593, 1,696,155 and 1,491,924, respectively, shares of Company common stock. The warrants have an issuance date of March 19, 2013, expire on March 19, 2018, have a strike price of $0.25 per share, and vest in 1/3 increments on the annual anniversaries of the issuance. The warrants to purchase up to an aggregate of 3,652,672 shares of common stock were valued at $889,595 using a strike and value price of $0.25, term of 3.167 years, volatility of 250% and discount rate of 0.75%.

On March 22, 2013, the Company and AEAC entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which AEAC would be merged with and into the Company (the “Merger”) with the Company being the surviving entity.  Pursuant to the Merger Agreement, each share of AEAC common stock issued and outstanding immediately prior to the Merger effective date would be converted into .94134 share of the Company’s common stock and the outstanding convertible debentures of AEAC (the “AEAC Debentures”) in the aggregate principal amount of $1,400,200, together with accrued interest thereon of $67,732, would be assumed by the Company and then exchanged for convertible debentures of the Company (the “AE Debentures”). Effective March 25, 2013, the Merger was completed.  In connection with the Merger, the stockholders of AEAC received on a pro rata basis the 24,004,143 shares of the Company’s common stock that were held by AEAC, and the former holders of the AEAC Debentures received an aggregate of 5,871,752 shares of the Company’s common stock pursuant to their conversion of all of the AE Debentures issued to replace the AEAC Debentures.  The principal assets of AEAC were certain rights to receive cash from the exploitation of the Company’s technology (the “Rights”) consisting of 50% of any cash received from income earned, settlements or judgments directly resulting from the Company’s patent strategy and a share of the Company’s net income for 2010, 2011 and 2012.  As a result of the Merger, the Rights have been extinguished.